UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 5, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                        Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of New Director

On December 5, 2008, Guangwu Zhang was appointed to the board of directors of China Organic Agriculture, Inc. (the "Company"). Mr. Zhang is considered an "independent director" pursuant to the regulations of the Securities and Exchange Commission and the rules which pertain to companies listed on the Over the Counter Bulletin Board of the NASD. Mr. Zhang was appointed as director by unanimous consent of the Company's board of directors. There is currently no agreement regarding compensation for his service on the board. There are no other arrangements or understandings between Mr. Zhang and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Zhang and any executive officer or other director of the Company.

Mr. Zhang currently holds the position of Professor of Agriculture at Shandong Agricultural University. As author of over 100 academic papers, he currently holds several national appointments including Vice Committee Chairman of Cultivation Research Committee of The Crop Science Society of China as well as evaluator of National Natural Science Foundation of China.

Item 8.01. Other Events.

On December 8, 2008 the Company issued a press release,

"China Organic Agriculture Achieves Two of Three Major Exchange Listing Requirements with Appointment of Third Independent Director"

A copy of the press release is furnished and attached hereto as Exhibit 99.1.

On December 5, 2008, the Company also issued a press release, "China Organic Agriculture Announces Joint Venture with Premium Wine Producer East Star Wine Company"

A copy of the press release is furnished and attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits.

d)  Exhibits.

         99.1  Press Release
         99.2  Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008                           China Organic Agriculture, Inc.


                                                 Name:  /s/ Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer